UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2021

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36641	20-7273918
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Avenue of Americas, 28th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(201) 488-0460

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00005 par value	BCLI	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On August 20, 2021, Preetam Shah, the Chief Financial Officer (and principal financial and accounting officer) of Brainstorm Cell Therapeutics Inc. (the “Company”), provided the Company with notice of his intent to resign from the Company, effective August 31, 2021. Mr. Shah’s resignation is not a result of any disagreement with the Company or its Board of Directors, or any matter relating to its operations, policies or practices. The Company expects to interview individuals with the requisite experience to serve as Mr. Shah’s successor as chief financial officer, principal financial officer and principal accounting officer of the Company.

Appointment of Interim Chief Financial Officer

The Board of Directors of the Company has appointed Alla Patlis, the Company’s current Controller, as the Company’s Interim Chief Financial Officer, principal financial officer and principal accounting officer, effective upon Mr. Shah’s resignation if a permanent Chief Financial Officer is not appointed prior to that time.

Ms. Patlis has served as the Company’s Controller since December 2012. From May 2015 to July 2015 and November 2016 to November 2017, Ms. Patlis served as the Company’s Interim Chief Financial Officer. Ms. Patlis is a Certified Public Accountant and holds an MBA and a Bachelor’s degree in Accounting & Economics from Tel Aviv University.

There are no arrangements or understandings between Ms. Patlis and any other persons pursuant to which she was appointed as the Company’s Interim Chief Financial Officer, principal financial officer and principal accounting officer. There are also no family relationships between Ms. Patlis and the executive officers or directors of the Company, and no transactions involving the Company and Ms. Patlis that the Company would be required to report pursuant to Item 404(a) of Regulation S-K. There will be no change in Ms. Patlis’ current compensation as a result of her assumption of the additional role of Interim Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINSTORM CELL THERAPEUTICS INC.

Date: August 25, 2021	By:	/s/ Chaim Lebovits
Chaim Lebovits
Chief Executive Officer